SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) March 23, 2001
      ---------------------------------------------------------------


                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


DELAWARE                           0-24708                      47-0702918
------------------------------------------------------------------------------
(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                        10228 "L" Street, Omaha, NE 68127
                        ---------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On March 23, 2001, the AMCON Distributing Company ("AMCON" or the "Company") completed the sale of the health and natural foods distribution business and related net assets of Food For Health Company Inc. ("FFH"), its wholly-owned subsidiary, to Tree of Life, Inc. ("TOL")for approximately $8.9 million in cash, subject to certain adjustments as set forth in the Assets Purchase Agreement. The health and natural foods distribution business operated out of two distribution facilities located in Phoenix, AZ and Melbourne, FL. The Company retains the lease obligations for the two distribution facilities, but is reimbursed for the facilities cost for a six month period under a separate access agreement with TOL. Subsequent to the six month period, AMCON is responsible for the remaining lease obligations for the two distribution facilities. The Company has reflected an adjustment of approximately $1.1 million in the accompanying pro forma condensed consolidated balance sheet to record a long-term liability for its estimated exposure in connection with these obligations. Consideration was determined by arms length negotiations.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro Forma Financial Information

The following pro forma unaudited condensed consolidated financial data of AMCON reflects the pro forma impact on the Company's financial position and results of operations of the sale of FFH. Pro forma condensed consolidated statements of income are presented for the three months ended December 31, 2000 and 1999 and for the three years ended September 30, 2000, 1999 and 1998, reflecting pro forma adjustments as if the sale was consummated at the beginning of each of the periods presented. A pro forma condensed consolidated balance sheet is presented as of December 31, 2000, reflecting pro forma adjustments as if the sale was consummated on that date. Certain Management assumptions and adjustments are described in the accompanying notes. The following pro forma financial information is not necessarily indicative of the actual financial position or results of operations that would have resulted had the sale been consummated on the dates assumed, nor is it necessarily indicative of future operating results.



              AMCON Distributing Company and Subsidiaries
         Pro Forma Condensed Consolidated Statements of Income
                Three months ended December 31, 2000
                            (Unaudited)

                                     Historical                        Pro Forma
                                    December 31,     Pro Forma        December 31,
                                        2000        Adjustments           2000
                                    ------------   ------------       ------------
Sales                               $109,251,278   $( 8,228,774) (1)  $101,022,504
Cost of sales                         96,351,902     (5,985,925) (1)    90,365,977
                                    ------------    -----------       ------------
Gross profit                    12,899,376     (2,242,849)        10,656,527

Selling, general and
 administrative expenses              11,190,434     (2,936,439) (1)
                                                        268,925  (2)     8,522,920
Depreciation and amortization            628,192       (131,270) (1)       496,922
                                    ------------    -----------       ------------
                                      11,818,626     (2,798,784)         9,019,842
                                    ------------    -----------       ------------

Income from operations                 1,080,750        555,935          1,636,685

Other expense (income):
 Interest expense                        853,549       (139,490) (3)
                                                        (77,500) (4)       636,559
 Other (income) expense                  (21,234)        11,040  (1)       (10,194)
                                    ------------    -----------       ------------
                                         832,315       (205,950)           626,365
                                    ------------    -----------       ------------

Income before taxes                      248,435        761,885          1,010,320

Income tax expense                        85,641        310,688  (5)       396,329
                                    ------------    -----------       ------------

Net income                          $    162,794    $   451,197       $    613,991
                                    ============    ===========       ============

Earnings per share (diluted)        $       0.06    $      0.16       $       0.22
                                    ============    ===========       ============

Weighted average shares
 outstanding (diluted)                 2,819,443      2,819,443          2,819,443
                                    ============    ===========       ============



              AMCON Distributing Company and Subsidiaries
         Pro Forma Condensed Consolidated Statements of Income
                Three months ended December 31, 1999
                            (Unaudited)

                                     Historical                        Pro Forma
                                    December 31,     Pro Forma        December 31,
                                        1999        Adjustments           1999
                                    ------------   ------------       -----------
Sales                               $112,043,760    $(11,427,664) (1) $100,616,096
Cost of sales                         98,085,020      (8,498,975) (1)   89,586,045
                                    ------------    ------------       -----------
Gross profit                    13,958,740      (2,928,689)       11,030,051

Selling, general and
 administrative expenses              10,967,986      (2,762,800) (1)
                                                         150,750  (2)    8,355,936

Depreciation and amortization            629,824      (  118,136) (1)      511,688
                                    ------------    ------------       -----------
                                      11,597,810      (2,730,186)        8,867,624
                                    ------------    ------------       -----------

Income (loss) from operations          2,360,930      ( 198,503)         2,162,427

Other expense (income):
 Interest expense                        744,602      (  139,764) (3)
                                                      (   72,625) (4)      532,213

 Other (income) expense                   (8,112)     (    7,682) (1)   (   15,794)
                                    ------------     -----------       -----------
                                         736,490      (  220,071)          516,419
                                    ------------     -----------       -----------

Income before taxes                    1,624,440          21,568         1,646,008

Income tax expense                       612,197          21,671  (5)      633,868
                                    ------------    ------------       -----------

Net income                          $  1,012,243    $ (      103)      $ 1,012,140
                                    ============    ============       ===========

Earnings per share (diluted)        $       0.35    $       0.00       $      0.35
                                    ============    ============       ===========

Weighted average shares
 outstanding (diluted)                 2,864,444       2,864,444         2,864,444
                                    ============    ============       ===========




              AMCON Distributing Company and Subsidiaries
         Pro Forma Condensed Consolidated Statements of Income
                    Year ended September 30, 2000
                            (Unaudited)

                                     Historical                        Pro Forma
                                    September 30,     Pro Forma       September 30,
                                        2000         Adjustments          2000
                                    ------------    ------------      ------------
Sales                               $466,125,245    $(41,393,914) (1) $424,731,331
Cost of sales                        410,511,066     (30,542,869) (1)  379,968,197
                                    ------------    ------------      ------------
Gross profit                    55,614,179     (10,851,045)       44,763,134

Selling, general and
 administrative expenses              45,910,903     (11,479,540) (1)
                                                         603,000  (2)   35,034,363
Depreciation and amortization          2,794,996        (585,578) (1)    2,209,418
                                    ------------    ------------      ------------
                                      48,705,899     (11,462,118)       37,243,781
                                    ------------    ------------      ------------

Income from operations                 6,908,280         611,073         7,519,353

Other expense (income):
 Interest expense                      3,048,314        (549,508) (3)
                                                        (297,000) (4)    2,201,806
 Other (income) expense               (2,159,995)        (87,847) (1)   (2,247,842)
                                    ------------    ------------      ------------
                                         888,319     (   934,355)       (   46,036)
                                    ------------    ------------      ------------

Income before taxes                    6,019,961       1,545,428         7,565,389

Income tax expense                     2,115,522         656,926  (5)    2,772,448
                                    ------------    ------------      ------------

 Net income                         $  3,904,439    $    888,502      $  4,792,941
                                    ============    ============      ============

Earnings per share (diluted)        $       1.37    $       0.31      $       1.68
                                    ============    ============      ============

Weighted average shares
 outstanding (diluted)                 2,853,320       2,853,320         2,853,320
                                    ============    ============      ============



              AMCON Distributing Company and Subsidiaries
         Pro Forma Condensed Consolidated Statements of Income
                    Year ended September 30, 1999
                            (Unaudited)

                                     Historical                         Pro Forma
                                    September 30,    Pro Forma        September 30,
                                        1999        Adjustments            1999
                                    ------------    ------------      ------------
Sales                               $385,501,178    $(42,637,607) (1) $342,863,571
Cost of sales                        343,021,443     (31,952,148) (1)  311,069,295
                                    ------------    ------------      ------------
Gross profit                    42,479,735     (10,685,459)       31,794,276

Selling, general and
 administrative expenses              32,754,406     (10,235,545) (1)
                                                         135,600  (2)   22,654,461
Depreciation and amortization          1,861,364        (578,083) (1)    1,283,281
                                    ------------     -----------      ------------
                                      34,615,770     (10,678,028)       23,937,742
                                    ------------    ------------      ------------

Income (loss) from operations          7,863,965     (     7,431)        7,856,534

Other expense (income):
 Interest expense                      1,754,837        (297,364) (3)
                                                        (262,500) (4)    1,194,973
 Other (income) expense                  (72,325)       (171,775) (1)     (244,100)
                                    ------------    ------------      ------------
                                       1,682,512        (731,639)          950,873
                                    ------------    ------------      ------------

Income before taxes                    6,181,453         724,208         6,905,661

Income tax expense                     2,345,924         337,041  (5)    2,682,965
                                    ------------    ------------      ------------

Net income                          $  3,835,529    $    387,167      $  4,222,696
                                    ============    ============      ============

Earnings per share (diluted)        $       1.35    $       0.13      $       1.48
                                    ============    ============      ============

Weighted average shares
 outstanding (diluted)                 2,855,419       2,855,419         2,855,419
                                    ============    ============      ============



              AMCON Distributing Company and Subsidiaries
         Pro Forma Condensed Consolidated Statements of Income
                    Year ended September 30, 1998
                            (Unaudited)

                                     Historical                        Pro Forma
                                    September 30,    Pro Forma        September 30,
                                        1998        Adjustments           1998
                                    ------------    ------------      ------------
Sales                               $294,281,323    $(31,197,993) (1) $263,083,330
Cost of sales                        262,632,767     (23,452,792) (1)  239,179,975
                                    ------------    ------------      ------------
Gross profit                    31,648,556      (7,745,201)       23,903,355

Selling, general and
 administrative expenses              25,088,767      (6,918,383) (1)   18,170,384
Depreciation and amortization          1,120,482        (197,581) (1)      922,901
                                    ------------    ------------      ------------
                                      26,209,249      (7,115,964)       19,093,285
                                    ------------    ------------      ------------

Income (loss) from operations          5,439,307        (629,237)        4,810,070

Other expense (income):
 Interest expense                      1,814,555        (248,893) (3)
                                                        (271,000) (4)    1,294,662
 Other (income) expense                 (276,287)       (259,522)         (535,809)
                                    ------------    ------------      ------------
                                       1,538,268        (779,415)          758,853
                                    ------------    ------------      ------------

Income before taxes                    3,901,039         150,178         4,051,217

Income tax expense                     1,542,853          88,747  (5)    1,631,600
                                    ------------    ------------      ------------

Net income                          $  2,358,186    $     61,431      $  2,419,617
                                    ============    ============      ============

Earnings per share (diluted)        $       0.85    $       0.02      $       0.87
                                    ============    ============      ============

Weighted average shares
 outstanding (diluted)                 2,788,996       2,788,996         2,788,996
                                    ============    ============      ============



                       AMCON Distributing Company
        Notes to Pro Forma Condensed Consolidated Statements of Income
               Three months ended December 31, 2000 and
             Years ended September 30, 2000, 1999 and 1998

(1) Adjustment eliminates from consolidated results the amounts contributed by the health and natural foods distribution business. Adjustments do not reflect the net gain or loss on the sale of the health and natural foods distribution business as the resulting gain or loss will not be a component of continuing operations.

(2) Adjustment reflects pro forma amount of corporate overhead originally allocated to the health and natural foods distribution business for segment reporting purposes.

(3)Adjustment reflects pro forma reduction in interest expense from debt reductions resulting from the use of proceeds from the sale of FFH including repayment of approximately $5.4 million of long-term debt associated with the health and natural foods distribution business. Pro forma adjustments based on actual interest rates incurred during the related periods.


(4) Adjustment reflects pro forma reduction in interest expense during the period on $3.5 million of cash proceeds applied to reduce the Company's debt, excluding repayment of debt described in (3) above. Calculations are based on actual interest rates realized during the related periods.

(5) Adjustment reflects the pro forma tax effect of the pro forma adjustments discussed in the notes above at FFH's estimated effective tax rate. The difference between FFH's statutory tax rate of 39% and its effective tax rate is attributable to non-deductible goodwill amortization.


              AMCON Distributing Company and Subsidiaries
            Pro Forma Condensed Consolidated Balance Sheet
                        December 31, 2000
                            (Unaudited)

                                                       Pro Forma
                                       Historical     Adjustments          Pro Forma
                                      ------------    ------------       ------------
                  ASSETS
Current assets:
  Cash                                $  1,414,270               -       $  1,414,270
  Accounts receivable                   17,341,106      (1,886,429) (1)    15,454,677
  Inventories                           24,528,190      (6,022,201) (1)    18,505,989
  Deferred income taxes                  1,653,871      (  136,000) (1)     1,517,871
  Other                                    614,049      (  225,360) (1)       388,689
                                      ------------    ------------       ------------
      Total current assets              45,551,486      (8,269,990)        37,281,496

Fixed assets, net                        5,771,799      (  970,555) (1)     4,801,244
Notes receivable                           750,000               -            750,000
Investments                                495,062               -            495,062
Other assets                            15,172,915      (2,837,522) (1)    12,335,393
                                      ------------    ------------       ------------
                                      $ 67,741,262    $(12,078,067)      $ 55,663,195
                                      ============    ============       ============

       LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable                    $ 11,267,770    $ (3,457,339) (1)  $  7,810,431
  Accrued expenses                       4,092,186      (1,027,116) (1)     3,065,070
  Income taxes payable                     440,781               -  (1)       440,781
  Dividends payable                         82,137               -             82,137
  Current portion of
   long-term debt                        2,830,282      (  216,000)         2,614,282
  Current portion of
   subordinated debt                       906,318               -  (2)       906,318
                                      ------------     -----------       ------------
      Total current liabilities         19,619,474      (4,700,455)        14,919,019
                                      ------------     -----------       ------------

Other liabilities                        1,204,647       1,093,133  (3)     2,297,780
Long-term debt, less
 current portion                        21,251,544      (8,684,000) (2)    12,567,544
Subordinated debt, less
 current portion                         8,735,236               -          8,735,236

Shareholders' equity (as restated):
  Preferred stock, $.01 par value,
   1,000,000 shares authorized,
   none outstanding                              -               -                  -
  Common stock, $.01 par value,
   15,000,000 shares authorized,
   2,737,881
   issued                                   27,379               -             27,379
  Additional paid-in capital             4,122,464               -          4,122,464
  Unrealized gain on investments
   available-for-sale, net of
   $136,069 tax                            223,237               -            223,237
  Retained earnings                     12,557,281         213,255   (1)   12,770,536
                                      ------------     -----------       ------------
      Total shareholders' equity        16,930,361         213,255         17,143,616
                                      ------------    ------------       ------------
                                      $ 67,741,262    $(12,078,067)      $ 55,663,195
                                      ============    ============       ============

                       AMCON Distributing Company
         Notes to Pro Forma Condensed Consolidated Balance Sheet
                         December 31, 2000

(1) Adjustment eliminates amounts attributable to the health and natural foods distribution business, net of assets and liabilities to be retained.

(2) Adjustment reflects the pro forma repayment of debt with the cash proceeds from the buyer, consistent with the intended actual application of cash proceeds after the closing of the transaction.

(3) Adjustment reflects the pro forma accrual of approximately $1.1 million for the Company's estimated exposure under the lease obligations that will be retained by AMCON in connection with the two FFH distribution facilities.


(c) Exhibits:


    2.1  Assets Purchase and Sale Agreement by and between Food For Health
Company,
         Inc, AMCON Distributing Company and Tree of Life, Inc. dated March 8, 2001

    2.2  Amendment to Assets Sale and Purchase Agreement effective March 23,
2001






                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)



Date:    April 10, 2001          By :     Michael D. James
                                         -------------------------
                                Name:    Michael D. James
                                Title:   Treasurer & Chief Financial
                                           Officer